Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $2,407,954,692.68   $4,510,000,000.00
     Current Floating Allocation Pct.        34.80732094%        65.19267906%

    Total Adj. Principal Collections   $1,417,890,143.52   $2,655,649,861.97

    Principal Default Amounts                      $0.00               $0.00
     As a Percentage of Collections           0.00000000%         0.00000000%

    Monthly Principal Amortized                                        $0.00

    Ending Principal Receivables       $2,767,998,891.34   $4,510,000,000.00
     New Floating Allocation Pct.            38.03241705%        61.96758295%

   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $17,341,361.52      $32,479,656.18
  -----------------------------------------------------------------------------

   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $6,917,954,692.68
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $4,073,540,005.49
     Payment Rate                                                      58.88%
     Principal Collections                                 $3,723,773,686.82
     Principal Collection Adjustments                        $347,730,129.42
     Principal Collections for Status Dealer Accounts          $2,036,189.25

    Principal Default Amounts                                          $0.00
     As a Percentage of Collections                               0.00000000%

    Aggregate New Principal Receivables                    $4,433,584,204.15

    Ending Principal Receivables                           $7,277,998,891.34
     New Floating Allocation Percentage                         100.00000000%

   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $49,821,017.70
     Interest Collections                                     $49,787,604.81
     Interest Collections for Status Dealer Accounts              $33,412.89
     Recoveries on Receivables Written Off                             $0.00

    Monthly Yield                                                       8.64%

    Used Vehicle Principal Receivables Balance               $103,995,555.34
                                                                         1.43%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                          $3,104,316.20
     Principal Collections                                     $2,036,189.25
     Principal Write Offs                                              $0.00
     Interest Collections                                         $33,412.89
    Ending Balance                                             $1,068,126.95

   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11

    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $2,767,998,891.34
     Current Participation Percentage                                 406.16%
    Current Participation Shortfall                                    $0.00

    Available Seller Collections                           $1,435,231,505.04
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                  $1,435,231,505.04
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      14.45513948%

    Total Adjusted Principal collections                     $588,835,889.57
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,201,697.60

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,201,697.60
     Investment and Net Swap Proceeds                            $491,934.49
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $11,193,632.09

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.2002%
     Days in Interest Period                                              31
    Current Interest Due                                       $4,477,915.56
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $272,484.44
    Current Interest Paid                                      $4,750,400.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,109,898.76

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $13,000,400.00
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $13,000,400.00
    Interest Payment Amount Paid                              $13,000,400.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $13.00040000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $13.00040000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      14.45513948%

    Total Adjusted Principal collections                     $588,835,889.57
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $7,201,697.60

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $7,201,697.60
     Investment and Net Swap Proceeds                             $29,055.56
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $10,730,753.16

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                $1,111,111.11
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,305,555.56
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,091,864.27

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $8,055,555.56
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $2,777,777.78
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      11.56411158%

    Total Adjusted Principal collections                     $471,068,711.66
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $5,761,358.08

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $5,761,358.08
     Investment and Net Swap Proceeds                             $23,244.45
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $8,584,602.53

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                  $222,222.23
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,444,444.44
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,673,491.42

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $6,444,444.44
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $888,888.90
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      13.87693390%

    Total Adjusted Principal collections                     $565,282,453.99
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $6,913,629.70

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,913,629.70
     Investment and Net Swap Proceeds                             $27,893.34
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $10,301,523.04

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.1300%
     Days in Interest Period                                              31
    Current Interest Due                                       $4,240,800.00
    Net Trust Swap Receipts not req. to be paid                  $107,466.67
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,133,333.33
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,008,189.71

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $7,733,333.33
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid             $201,066.67
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000
                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      10.84135461%

    Total Adjusted Principal collections                     $441,626,917.18
    Principal Default Amounts                                          $0.00
    Total Interest Collections                                 $5,401,273.20

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $5,401,273.20
     Investment and Net Swap Proceeds                            $218,948.87
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,245,222.07

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.1202%
     Days in Interest Period                                              31
    Current Interest Due                                       $3,306,770.00
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $106,030.00
    Current Interest Paid                                      $3,412,800.00
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                                $0.00
    Current Investor Default Amount Paid                               $0.00
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,582,422.07

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    04/01/99 01:06 pm
  Investor Reporting System  v2.7     Monthly Statement         03/99 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $9,600,300.00
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                $9,600,300.00
    Interest Payment Amount Paid                               $9,600,300.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $12.80040000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $12.80040000